MAST0311E 30 year 5.6's User ID: mgenis Deals Directory: /home/mgenis/DEALS
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Collateral Description Date: 11/17/2003 22:17:20 UBS Investment Bank
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Settlement Date: 11/28/2003 WHOLE 30 year WAC: 5.72 WAM: 238.00 Pricing Speed: 250 PSA
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Num Name Bond PassThru WAC WAM WALA Date Factor Bal owned Bal used Orig used * In Box

1 WHOLE 1 5.61000 5.86000 238 2 0/ 0 0.00000000 19925011.00 19925011.00 Inf 0.00
2 WHOLE 1 5.19220 5.44220 238 2 0/ 0 0.00000000 9682696.00 9682696.00 Inf 0.00

5.72 238.00 2.00 29607707.00 29607707.00 Inf 0.00